MASTERS’ SELECT FUNDS TRUST

Supplement dated December 31, 2009
to Prospectus of the Masters’ Select Funds dated April 30, 2009, as amended on June 30, 2009

Notice to Existing and Prospective Shareholders of Masters’ Select Value, Focused Opportunities and Smaller Companies Funds:

All references to Ann Gudefin as co-portfolio manager to the portion of assets allocated to Franklin Mutual Advisers by the Masters’ Select Value Fund and the Masters’ Select Focused Opportunities Fund are hereby deleted.

The following language is deleted from the Supplement dated June 30, 2009 as it relates to both the Masters Select Value Fund and the Masters’ Select Focused Opportunities Fund:

“Under an agreement with Franklin Mutual, Franklin Templeton Investment Management Limited (FTIML), The Adelphi Building, 1-11 John Adam Street, London, WC2N 6HT, an affiliate of Franklin Mutual, provides Franklin Mutual with investment management advice and assistance.”

Paragraph 1 in the discussion regarding First Pacific Advisors on page 34 under the heading The Masters’ Select Smaller Companies Fund – Investment Managers is amended to include the following at the end of the first paragraph:

Mr. Robert Rodriguez has announced that he will take a one-year sabbatical beginning in January 2010. Beginning in 2010, Messrs. Bryan and Ekstrand will share the lead management role for the portion of the Fund’s assets allocated to First Pacific Advisors. Upon his return in 2011, Mr. Rodriguez will be a portfolio manager on the First Pacific Advisors management team.

Please keep this Supplement with your Prospectus.